Exhibit 13.1

CERTIFICATION PURSUANT TO
RULE 13a-14(b)/RULE 15d-14(b) UNDER THE EXCHANGE ACT
AND 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Compugen Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to Rule 13a-14(b)/Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

1.                The Report fully complies with the requirements of Sections 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dr. Anat Cohen-Dayag
Title:          President and Chief Executive Officer
Date:          March 27, 2018

/s/ Ari Krashin
Title:          Chief Financial and Operations Officer
Date:          March 27, 2018